Exhibit 99.4

PULASKI INVESTMENT CORPORATION

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

AT SEPTEMBER 30, 2006 AND 2005

PULASKI INVESTMENT CORPORATION

CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	(Unaudited) September 30, 2006	December 31, 2005
ASSETS

Cash and due from banks	$22,623	$28,117
Investment securities
Held-to-maturity securities	150	230
Available-for-sale securities	54,741	76,245

	54,891	76,475
Loans - net	385,037	328,330
Premises and equipment, net	24,398	23,841
Accrued interest receivable	1,870	1,649
Other real estate owned	3	323
Goodwill	613	613
Title plants	6,233	6,233
Other intangible assets, net	496	568
Other assets	7,249	5,668

	$503,413	$471,817

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:
Noninterest bearing	$68,367	$82,183
Interest bearing	338,244	313,588

	406,611	395,771
Federal funds purchased	4,000	-0-
Other borrowed funds	45,439	26,680
Accrued interest payable	866	616
Other liabilities	5,039	8,729

Total liabilities	461,955	431,796

Shareholders’ equity:
Common stock	610	610
Additional paid-in capital	699	699
Retained earnings	40,569	39,133
Accumulated other comprehensive income	(420)	(421)

Total shareholders’ equity	41,458	40,021

	$503,413	$471,817

See notes to consolidated financial statements.

PULASKI INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(dollars in thousands)

	Nine Months Ended September 30,		Three Months Ended September 30,
	2006	2005	2006	2005
Interest income:
Loans, including fees	$21,765	$18,885	$7,956	$6,952
Investment securities:
Taxable	2,112	864	655	264
Tax–exempt	5	7	2	2
Other	442	370	158	166

	24,324	20,126	8,771	7,384
Interest expense:
Deposits	7,543	4,125	2,911	1,775
Other	1,836	1,372	763	422

	9,379	5,497	3,674	2,197

Net interest income	14,945	14,629	5,097	5,187

Provision for loan losses	299	903	299	372

Net interest income after provision for loan losses	14,646	13,726	4,798	4,815

Other income:
Income from fiduciary activities	692	650	235	221
Service charges on deposit accounts	1,665	1,178	581	450
Gain on sale of mortgage loans held for sale	6,592	7,173	2,121	2,801
Other	14,884	15,720	4,940	5,628

	23,833	24,721	7,877	9,100
Other expenses:
Salaries and employee benefits	21,538	21,007	7,227	7,443
Occupancy and equipment expense	4,796	4,497	1,619	1,647
Other	7,871	8,558	2,806	3,199

	34,205	34,062	11,652	12,289

Income before income taxes	4,274	4,385	1,023	1,626
Income taxes	1,710	1,745	450	628

Net income	$2,564	$2,640	$573	$998

See notes to consolidated financial statements.

PULASKI INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY (Unaudited)

For the Nine Months Ended September 30, 2005 and September 30, 2006

(dollar in thousands)

	Common Stock	Capital Surplus	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance at December 31, 2004	$610	$699	$34,308	$(236)	$35,381

Comprehensive income
Net income			2,640		2,640
Other comprehensive income
Change in unrealized losses on available-for-sale securities, net of deferred income taxes				(140)	(140)

Total comprehensive income					2,500

Cash dividends declared			(1,128)		(1,128)

Balance at September 30, 2005	$610	$699	$35,820	$(376)	$36,753

Balance at December 31, 2005	$610	$699	$39,133	$(421)	$40,021

Comprehensive income
Net income			2,564		2,564
Other comprehensive income				1	1
Change in unrealized losses on available-for-sale securities, net of deferred income taxes

Total comprehensive income					2,565

Cash dividends declared			(1,128)		(1,128)

Balance at September 30, 2006	$610	$699	$40,569	$(420)	$41,458

See notes to consolidated financial statements.

PULASKI INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

For the Nine Months Ended September 30, 2006 and September 30, 2005

(dollars in thousands)

	2006	2005
Operating activities:
Net income	$2,564	$2,640
Adjustments to reconcile net income to net cash used by operating activities:
Provision for loan losses	287	903
Depreciation and amortization	1,999	1,910
Net change in mortgage loans held for sale	(12,617)	(15,547)
Other operating activities, net	(5,242)	945

Net cash used by operating activities	(13,009)	(9,149)

Investing activities:
Net increase in loans not held for sale	(44,377)	(31,560)
Purchases of premises and equipment	(5,412)	(2,984)
Proceeds from maturities of held-to-maturity securities	80	55
Proceeds from maturities of available-for-sale securities	21,505	9,327
Other investing activities, net	3,248	(1,024)

Net cash used by investing activities	(24,956)	(26,186)

Financing activities:
Net increase in deposits	10,840	73,959
Net increase (decrease) in federal funds purchased	4,000	(5,000)
Cash dividends paid	(1,128)	(1,128)
Principal payments on other borrowed funds	(61,741)	(37,920)
Proceeds from other borrowed funds	80,500	15,000

Net cash provided by financing activities	32,471	44,911

Cash and cash equivalents:
Net increase (decrease)	(5,494)	9,576
Balance at January 1	28,117	18,114

Balance at September 30	$22,623	$27,690

See notes to consolidated financial statements.

PULASKI INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1: Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include information or footnotes necessary for a complete presentation of financial position, results of operations and cash flows in conformity with generally accepted accounting principles. These interim financial statements should be read in conjunction with the audited financial statements and note disclosures for Pulaski Investment Corporation for the years ended December 31, 2005, 2004 and 2003, included herein. The balance sheet at December 31, 2005 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. Operating results for the nine-month period ended September 30, 2006 are not necessarily indicative of the results that may be expected for the year ended December 31, 2006.

The consolidated financial statements include the accounts of Pulaski Investment Corporation, a bank holding company, and its wholly owned subsidiary, Pulaski Bank and Trust Company (the “Bank”) and the following wholly owned subsidiaries of the Bank: Pulaski Mortgage Company and its wholly owned subsidiary, PMC Mortgage Company, Pulaski Building, Inc., Lenders Title Company, Directors Properties, Inc., Pulaski Services, Inc. and Pulaski Insurance Agency, Inc. (collectively, the “Company”). All significant intercompany accounts and transactions have been eliminated in consolidation.

All normal, recurring adjustments, which, in the opinion of management, are necessary for a fair presentation of the financial statements, have been included. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Material estimates that are susceptible to significant change in the near term are the allowance for loan losses, valuation of title plants and other intangible assets.

Note 2: Supplemental Cash Flows Information

The Company paid $9,129,000 and $5,544,000 in interest on deposits and other borrowings during the nine-month periods ended September 30, 2006 and 2005, respectively. During the nine-month periods ended September 30, 2006 and 2005, the Company made income tax payments of $2,075,000 and $1,111,000, respectively.

Note 3: Other Borrowed Funds

Other borrowed funds consisted of the following at (dollars in thousands):

	September 30, 2006	December 31, 2005
Federal Home Loan Bank advances:
Long-term, due monthly through 2010	$17,253	$20,494
Short-term	22,000	-0-
Junior Subordinated Debt Securities due to Pulaski Capital Trust I, 10 7/8%, due in 2030	6,186	6,186

	$45,439	$26,680

PULASKI INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 4: Title Company Operations

Included in other income are the following significant categories of income from title company operations for the nine months ended September 30, 2006 and September 30, 2005:

	2006	2005
Title insurance fees	$6,812	$7,201
Closing fees	2,587	2,812
Search fees	751	693
Other fees	913	1,130

	$11,063	$11,836

Note 5: Recent Accounting Pronouncements

In February 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments, an amendment of SFAS No. 133 and 140. SFAS No. 155 permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends SFAS No. 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company anticipates that the adoption of SFAS No. 155 will not have a material impact on the Company’s financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets, an amendment of SFAS No. 140. SFAS No. 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in selected situations; requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable; permits an entity to choose either the amortization or fair value measurement method for each class of separately recognized servicing assets and servicing liabilities; at its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under SFAS No. 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value; and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after September 15, 2006. The Company anticipates that the adoption of SFAS No. 156 will not have a material impact on the Company’s financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Company

PULASKI INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

anticipates that the adoption of SFAS No. 157 will not have a material impact on the Company’s financial position or results of operations.

Note 6: Agreement and Plan of Merger

On August 9, 2006, the Company entered into an agreement with IBERIABANK Corporation (“IBERIABANK”), Lafayette, Louisiana, for the sale of all of the Company’s outstanding stock. If the merger agreement is approved and the merger is subsequently completed, each outstanding share of Pulaski Investment Corporation common stock will be converted into (i) cash (without interest) equal to $26.6464 per share (approximately $65,000,000 in the aggregate), (ii) 0.2274 shares of IBERIABANK Corporation common stock for each share of common stock of Pulaski Investment Corporation (approximately $32,500,000 in the aggregate based upon the closing price of IBERIABANK Corporation common stock on August 8, 2006 of $58.60 per shares), and (iii) the number of shares of IBERIABANK Corporation common stock determined by the quotient obtained by dividing $13.323 by the average trading price of the IBERIABANK Corporation common stock on the 15 trading days ending one business day prior to the effective date of the merger (approximately $32,500,000 in aggregate market value). Completion of the transaction is subject to regulatory and shareholders’ approvals.